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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                        Reported)  September 23, 1997

     LEHMAN ABS CORPORATION, (as depositor under the Pooling and Servicing Agreement, dated as of September 1, 1997, which forms Champion Home Equity Loan Trust 1997-2 which Champion Home Equity Loan Trust 1997-2, Home Equity Loan Asset-Backed Certificates, Series 1997-2).

                            LEHMAN ABS CORPORATION
   -------------------------------------------------------------
     (Exact name of registrant as specified in its charter)

         Delaware                 333-14293           13-3447441
----------------------------  ----------------    ---------------
(State or Other Jurisdiction  (Commission         (I.R.S. Employer
     of Incorporation)        File Number)        Identification No.)

Three World Financial Center
200 Vesey Street
New York, New York                                  10285
----------------------------                      ---------
(Address of Principal                             (Zip Code)
 Executive Offices)

Registrant's telephone number, including area code (212) 526-7000
                                                   ----- --------



Item 5.  Other Events.
----     ------------

Filing of Computational Materials.*
---------------------------------

     In connection with the offering of the Champion Home Equity Loan Asset-Backed Certificates, Series 1997-2, Lehman Brothers Inc., J.P. Morgan Securities, Inc. and Key Capital Markets, Inc., as underwriters of the Certificates (the "Underwriters"), has prepared certain materials (the "Computational Materials") for distribution to its potential investors. Although the Company provided the Underwriters with certain information regarding the characteristics of the Loans in the related portfolio, it did not participate in the preparation of the Computational Materials. Concurrently with the filing hereof, pursuant to Rule 202 of Regulation S-T, the Registrant is filing the Computational Materials by paper filing on Form SE in reliance on a continuing hardship exemption.

     For purposes of this Form 8-K, Computational Materials shall mean computer generated tables and/or charts displaying, with respect to the Certificates, any of the following: yield; average life, duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Computational Materials are attached hereto as Exhibit 99.1.







-----------------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated September 23, 1997, and the Propectus Supplement dated September 23, of Lehman ABS Corporation, relating to its Champion Home Equity Loan Trust 1997-2, Home Equity Loan Asset-Backed Certificates, Series 1997-2).



Item 7.   Financial Statements, Pro Forma Financial
----      -----------------------------------------
          Information and Exhibits.
          ------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     99.1 Computational Materials.




                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              LEHMAN ABS CORPORATION



                              By:  /s/  Martin P. Harding
                                  -------------------------------
                                   Martin P. Harding
                                   Managing Director



Dated:  September 23, 1997



                                Exhibit Index
                                -------------

Exhibit                                           Page
-------                                           ----

99.1 The Computational Materials.                   6



                                 Exhibit 99.1
                                 ------------


     In accordance with Rule 202 of Regulation S-T, the Computational Materials are being filed on paper pursuant to Form SE pursuant to a continuing hardship exemption.